UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 31, 2009

VASO ACTIVE PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31924	02-0670926
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)

99 Rosewood Drive, Suite 260, Danvers, MA 01923
 (Address of Principal Executive Offices and Zip Code)

Registrant's telephone number, including area code: (978) 750-1991

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.        OTHER EVENTS.

On March 31, 2009 Vaso Active Pharmaceuticals, Inc. (the “Company”) announced that it has voluntarily suspended filing of its reports under the Securities Exchange Act of 1934.

Additional information regarding this item appears in the press release issued by the Company on March 31, 2009, which is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit 99.1 Press Release, dated March 31, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VASO ACTIVE PHARMACEUTICALS, INC.
By: /s/ Joseph Frattaroli
Name: Joseph Frattaroli
Title: Acting Chief Executive
Officer and President

Dated: March 31, 2009